UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Avient Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	AVNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    Avient Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2026. The final results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 27, 2026.

a)    The following individuals were nominated in 2026 to serve as directors until the 2027 Annual Meeting of Shareholders. All nominees were elected. The voting results were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Robert E. Abernathy	84,982,114	476,324	1,998,081
Richard H. Fearon	79,656,834	5,801,604	1,998,081
Neil Green	85,157,663	300,775	1,998,081
William R. Jellison	83,910,119	1,548,319	1,998,081
Ashish K. Khandpur, Ph.D.	84,252,043	1,206,395	1,998,081
Sandra Beach Lin	83,668,251	1,790,187	1,998,081
Kim Ann Mink, Ph.D.	84,975,972	482,466	1,998,081
Ernest Nicolas	85,157,937	300,501	1,998,081
Kerry J. Preete	82,995,749	2,462,689	1,998,081
Patricia Verduin, Ph.D.	85,031,153	427,285	1,998,081
William A. Wulfsohn	83,400,715	2,057,723	1,998,081

b)    The shareholders approved, on an advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
80,935,972	4,446,644	75,822	1,998,081

c)    The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstentions
86,049,990	1,363,441	43,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIENT CORPORATION

By: /s/ Amy M. Sanders

Name: Amy M. Sanders
Title: Senior Vice President, General Counsel, Secretary and Corporate Ethics Officer
Date: May 15, 2026